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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 19, 2002
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(Date of earliest event reported)


LABORATORY CORPORATION OF AMERICA HOLDINGS
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(Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or other         (Commission          (IRS Employer
jurisdiction of         File Number)         Identification
incorporation)                                   Number)


358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
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(Address of principal executive offices)

336-229-1127
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(Registrant's telephone number, including area code)


ITEM 5. OTHER EVENTS

Laboratory Corporation of America -Registered Trademark-Holdings
(LabCorp -Registered Trademark-)(NYSE:LH) expects to release second quarter financial results at approximately 5:00 p.m. Eastern Time on July 24, 2002. A conference call has been scheduled for Thursday, July 25, 2002 at 9:00 a.m. Eastern Time to discuss the results. Thomas P. Mac Mahon, Chairman and Chief Executive Officer, will host the call.

A live broadcast of LabCorp's second quarter conference call on July
25, 2002 will be available online at www.labcorp.com or at www.streetevents.com beginning at 9:00 a.m. Eastern Time, with an online rebroadcast continuing through August 25, 2002. The live call at 9:00 a.m. is also available in a listen-only mode by dialing 212-896-6115. A telephone replay of the call will be available through August 1, 2002 and can be heard by dialing 800-633-8284 (402-977-9140 for international callers). The access code for the replay is 207-60-417.




ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

(c) Exhibit
20  Press release of the Company dated July 19, 2002.




SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                        (Registrant)

               By:/s/ BRADFORD T. SMITH
                      --------------------------------
                      Bradford T. Smith
                      Executive Vice President
                      and Secretary


Date: July 19, 2002